UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 30, 2025

89bio, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39122	36-4946844
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

655 Montgomery Street, Suite 1500

San Francisco, CA 94111

(Address of principal executive offices, including zip code)

(415) 432-9270

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ETNB	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note.

As previously disclosed in the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) by 89bio, Inc., a Delaware corporation (the “Company”), on September 18, 2025, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”), dated as of September 17, 2025, with Roche Holdings, Inc., a Delaware corporation (“Parent”), and Bluefin Merger Subsidiary, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”). Pursuant to the Merger Agreement, on October 1, 2025, Merger Sub commenced a tender offer to purchase all of the outstanding shares (the “Shares”) of common stock, par value $0.001 per share, of the Company, for (i) $14.50 per Share, in cash, without interest (the “Closing Amount”) less any required withholding taxes, plus (ii) one non-tradeable contingent value right (each, a “CVR”) per Share, representing the right to receive certain contingent payments of up to an aggregate amount of $6.00 per Share in cash, without interest less any required withholding taxes, upon the achievement of specified milestones on or prior to the applicable milestone outside dates in accordance with the terms and conditions set forth in the Contingent Value Rights Agreement (the “CVR Agreement”) entered into with Equiniti Trust Company, LLC, a New York limited liability trust company (the Closing Amount plus one CVR, collectively, the “Offer Price”), upon the terms and subject to the conditions set forth in the Offer to Purchase, dated October 1, 2025 (together with any amendments or supplements thereto, the “Offer to Purchase”) and in the related Letter of Transmittal (together with any amendments or supplements thereto, the “Letter of Transmittal” and the Offer to Purchase and the Letter of Transmittal, collectively, the “Offer”). The Offer to Purchase and the Letter of Transmittal were filed as Exhibit (a)(1)(A) and Exhibit (a)(1)(B), respectively, to the Tender Offer Statement on Schedule TO originally filed with the SEC by Merger Sub and Parent on October 1, 2025.

Item 1.02.	Termination of a Material Definitive Agreement.

The information contained in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 1.02.

On October 30, 2025, in connection with the Merger (as defined below), the Company, as borrower, terminated, and Parent paid or caused to be paid, on behalf of the Company, all amounts necessary to pay and fully discharge the then-outstanding obligations of the Company under, the Loan and Security Agreement, dated as of January 4, 2023 (the “Loan Agreement”), by and among the Company, the lender parties thereto (the “Lenders”), K2 HealthVentures LLC, as administrative agent for the Lenders (“K2HV”), and Ankura Trust Company, LLC, as collateral agent for the Lenders (“Ankura Trust”), as amended by the Amendment to Loan and Security Agreement, dated as of September 30, 2024, by and among the Company, the Lenders, K2HV and Ankura Trust (the “First Amendment”). The Company previously filed the Loan Agreement as Exhibit 10.1 to its Current Report on Form 8-K, filed with the SEC on January 6, 2023, and the First Amendment as Exhibit 10.3 to its Quarterly Report on Form 10-Q for the quarter ended September 30, 2024, filed with the SEC on November 7, 2024.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information contained in the Introductory Note and Items 1.02, 5.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

The Offer and withdrawal rights expired as scheduled at one minute following 11:59 p.m., New York City Time, on October 29, 2025 (such date and time, the “Expiration Time”). According to Citibank, N.A., the depositary for the Offer (the “Depositary”), 94,113,710 Shares were validly tendered (excluding any Shares tendered pursuant to guaranteed delivery procedures that had not yet been “received”) and not validly withdrawn, representing approximately 60.49% of the issued and outstanding Shares as of the time Merger Sub accepted such tendered Shares for payment (the “Acceptance Time”). In addition, according to the Depositary, Notices of Guaranteed Delivery were delivered for 42,485,023 Shares, representing approximately 27.31% of the issued and outstanding Shares as of the Acceptance Time. As of the Expiration Time, a sufficient number of Shares were validly tendered and not validly withdrawn such that the minimum tender condition to the Offer was satisfied. As a result of the satisfaction of the foregoing condition and of each other condition to the Offer, Parent and Merger Sub irrevocably accepted for payment, on October 30, 2025, all Shares that were validly tendered and not validly withdrawn pursuant to the Offer.

Also on October 30, 2025, following consummation of the Offer, Merger Sub merged with and into the Company (the “Merger”), with the Company being the surviving corporation in the Merger (the “Surviving Corporation”). The Merger was governed by Section 251(h) of the General Corporation Law of the State of Delaware (the “DGCL”), with no vote of the stockholders of the Company required to consummate the Merger. Upon completion of the Merger, the Company became a wholly owned subsidiary of Parent.

At the effective time of the Merger (the “Effective Time”) and pursuant to the terms and conditions of the Merger Agreement, each Share (other than (i) Shares held by the Company or any subsidiary of the Company (including in the Company’s treasury), or by Parent, Merger Sub or any other subsidiary of Parent, (ii) Shares irrevocably accepted to be acquired in the Offer and (iii) Shares held by stockholders of the Company who were entitled and properly exercised and perfected their statutory demand for appraisal of such Shares in accordance with Section 262 of the DGCL) was automatically canceled and converted into the right to receive the Offer Price, without interest less any required withholding taxes, payable to the holder thereof on the terms and subject to the conditions set forth in the Merger Agreement.

As of immediately prior to and conditioned upon the occurrence of the Effective Time, and without any action on the part of any holder thereof, pursuant to the Merger Agreement:

•

each then-outstanding option to purchase Shares (“Options”), whether vested or unvested, that has an exercise price per Share that is less than the Closing Amount (any such Option, an “In the Money Option”) was cancelled and converted into the right to receive from the Surviving Corporation or a bank or trust designated by Parent and reasonably acceptable to the Company to act as depository agent and paying agent in the transactions (the “Paying Agent”), as applicable, at the Effective Time or as soon as practicable thereafter (but in no event later than ten business days thereafter), (i) an amount in cash, without interest and subject to deduction for any required withholding taxes, equal to the product of: (A) an amount equal to the excess of the Closing Amount over the exercise price per Share with respect to such In the Money Option; and (B) the number of Shares subject to such In the Money Option and (ii) one CVR with respect to each Share subject to such In the Money Option;

•

each then-outstanding Option, whether vested or unvested, that has an exercise price per Share that is equal to or greater than the Closing Amount (any such Option, an “Out of the Money Option”) was cancelled and, in exchange therefor, each former holder of any such cancelled Out of the Money Option which has an exercise price per Share that is less than $20.50 became entitled to receive from the Surviving Corporation one CVR with respect to each Share underlying such Out of the Money Option, and thereafter, in accordance with the terms of the CVR Agreement, each such former holder may become entitled to receive, as of the applicable Milestone Payment Date (as such term is defined in the CVR Agreement), an amount in cash, without interest and subject to deduction for any required withholding taxes, equal to the product of (i) the number of Shares subject to such Out of the Money Option and (ii) the amount, if any, by which (A) the Closing Amount plus the applicable Milestone Payment (as such term is defined in the CVR Agreement) plus any other Milestone Payment that previously became due and payable under the terms of the CVR Agreement exceeds (B) the exercise price per Share with respect to such Out of the Money Option plus the amounts, if any, paid to such Option holder with respect to such CVR in respect of any Milestone Payments that previously became due and payable under the terms of the CVR Agreement. If, as of a Milestone Payment Date, the exercise price of any such Out of the Money Option is equal to or greater than the Per Share Value Paid (as such term is defined in the Merger Agreement), no cash payment will be made in respect of such Out of the Money Option as of such Milestone Payment Date. Each Out of the Money Option which has an exercise price that is equal to or greater than $20.50 was cancelled as of immediately prior to the Effective Time without the receipt of any payment or CVR in respect thereof;

•

each then-outstanding restricted stock unit (“RSU”) and each then-outstanding performance stock units (“PSU”) that, in each case, was not then vested (i) became fully vested, and (ii) was cancelled and converted into the right to receive from the Surviving Corporation or the Paying Agent, as applicable, at the Effective Time or as soon as practicable thereafter (but in no event later than ten business days thereafter), (A) an amount in cash, without interest and subject to deduction for any required withholding taxes, equal to the Closing Amount and (B) one CVR with respect to each Share subject to such RSU and PSU, as the case may be;

•

each then-outstanding Company-issued warrant that has an exercise price per Share that is less than the Closing Amount (each, an “In the Money Warrant”) was automatically deemed to be exercised into the number of Shares subject to such In the Money Warrant and converted automatically into the right to receive: (A) an amount in cash, without interest and subject to deduction for required withholding taxes, equal to the product of (x) the excess of the Closing Amount over the exercise price of such In the Money Warrant and (y) the number of Shares subject to such In the Money Warrant, plus (B) one CVR with respect to each Share subject to such In the Money Warrant; and

•

each then-outstanding Company-issued warrant that has an exercise price per Share that is equal or greater to the Closing Amount (each, an “Out of the Money Warrant”) was automatically deemed to be exercised into the number of Shares subject to such Out of the Money Warrant and converted automatically into the right to receive one CVR for each Share subject to such Out of the Money Warrant and thereafter, in accordance with the terms of the CVR Agreement, each such former holder may become entitled to receive, as of the applicable Milestone Payment Date an amount in cash, without interest and subject to deduction for any required withholding taxes, equal to the product of (i) the number of Shares subject to such Out of the Money Warrant and (ii) the amount, if any, by which (A) the Closing Amount (which, for clarity, includes the Closing Amount even though such amount was not paid with respect to such Out of the Money Warrant) plus the applicable Milestone Payment plus any other Milestone Payment that previously became due and payable under the CVR Agreement (which, for clarity, includes such Milestone Payments even if such amount was not paid with respect to such Out of the Money Warrant) exceeds (B) the exercise price per Share with respect to such Out of the Money Warrant plus the amounts, if any, paid to such former holder with respect to such CVR in respect of any Milestone Payments that previously became due and payable under the terms of the CVR Agreement. If, as of a Milestone Payment Date, the exercise price of any such Out of the Money Warrant is equal to or greater than the Per Share Value Paid, no cash payment will be made in respect of such Out of the Money Warrant as of such Milestone Payment Date.

The foregoing summary of the Offer, the Merger, the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed hereto as Exhibit 2.1 and which is incorporated herein by reference.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information contained in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

In connection with the closing of the Merger, the Company (i) notified The Nasdaq Global Market (“Nasdaq”) that the Merger was consummated and (ii) requested that Nasdaq (A) halt trading of and delist the Shares effective before the opening of trading on October 30, 2025, and (B) file with the SEC a Form 25 Notification of Removal from Listing and/or Registration to delist and deregister the Shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company also intends to file with the SEC a Certification and Notice of Termination of Registration on Form 15 under the Exchange Act, requesting the termination of registration of the Shares under Section 12(g) of the Exchange Act and the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act as promptly as practicable.

Item 3.03.	Material Modification to Rights of Security Holders.

The information contained in the Introductory Note and Items 2.01, 3.01, 5.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01.	Changes in Control of Registrant.

The information contained in the Introductory Note and Items 2.01, 5.02 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

As a result of Merger Sub’s acceptance for payment of all Shares that were validly tendered and not properly withdrawn in accordance with the terms of the Offer, on October 30, 2025, a change of control of the Company occurred. As a result of the consummation of the Merger pursuant to Section 251(h) of the DGCL at the Effective Time, the Company became a wholly owned subsidiary of Parent. Parent is providing Merger Sub with the necessary funds to fund the Offer and Merger from its cash on hand, as previously disclosed in “The Offer—Section 10—Source and Amount of Funds” of the Offer to Purchase, which section is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information contained in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

In accordance with the terms of the Merger Agreement, effective as of the Effective Time, (i) the directors of Merger Sub as of immediately prior to the Effective Time, Dara Pincas and Roger Brown, became the directors of the Company until the earlier of their resignation or removal or until their respective successors are duly designated, as the case may be, and each of Rohan Palekar, Steven M. Altschuler, MD, Edward Morrow Atkinson III, Ph.D., Martin Babler, Derek DiRocco, Ph.D., Michael Hayden, M.B., Ch.B., Ph.D., Kathleen D. LaPorte, Charles McWherter, Ph.D. and Lota Zoth, C.P.A voluntarily resigned as directors of the Company and from all committees of the Board of Directors (the “Board”) of the Company on which such directors served, and (ii) the officers of Merger Sub as of immediately prior to the Effective Time became new officers of the Company.

Information with respect to the new officers and directors of the Company is set forth in Schedule I to the Offer to Purchase, a copy of which is attached as Exhibit (a)(1)(A) to the Schedule TO filed by Parent and Merger Sub on October 1, 2025.

On October 27, 2025, the Compensation Committee (the “Committee”) of the Board approved a form of Transaction Bonus Letter Agreement that the Company intends to enter into with certain of its employees, including Ryan Martins, Hank Mansbach and Quoc Le-Nguyen (each, a “Transaction Bonus Letter Agreement”). On October 27, 2025, the Company entered into a Transaction Bonus Letter Agreement with each of Messrs. Martins and Le-Nguyen and Dr. Mansbach providing for the payment of a transaction bonus equal to $75,000, $300,000 and $250,000, respectively, in connection with the Merger (the “Transaction Bonuses”). The Transaction Bonuses are payable, in each case, in a lump sum within 30 days of the applicable vesting date, with 50% thereof vesting at the Effective Time and 50% vesting six months thereafter, subject, in each case, to the executive’s continued employment in good standing through the applicable vesting date; provided, however, that if the executive’s employment is terminated following the Effective Time and prior to the second vesting date by the Company without Cause (as defined in the Company’s Amended and Restated 2019 Equity Incentive Plan), then subject to the executive’s execution and non-revocation of a release of claims, the remaining portion of the Transaction Bonus will be paid in a lump sum as soon as practicable following such termination of employment. The description of the Transaction Bonuses contained in this Current Report on Form 8- K are qualified in their entirety by reference to the full text of the form of Transaction Bonus Letter Agreement which is filed and attached hereto as Exhibit 10.1.

On October 27, 2025, the Committee approved the payment of supplemental cash retainers to each non-employee member of the Board in connection with the Merger in the amount of $75,000, except in the case of Dr. Altschuler, whose supplemental retainer is $100,000 (each, a “Cash Retainer”). The Company will pay the Cash Retainers on October 30, 2025.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the terms of the Merger Agreement, at the Effective Time, the Company’s certificate of incorporation and bylaws were amended and restated in their entirety in the forms filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K, and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit	Description

2.1*	Agreement and Plan of Merger, dated as of September 17, 2025, by and among 89bio, Inc., Roche Holdings, Inc. and Bluefin Merger Subsidiary, Inc. (incorporated by reference to Exhibit 2.1 to 89bio, Inc.’s Current Report on Form 8-K (No. 001-39122), filed with the SEC on September 18, 2025).

3.1	Third Amended and Restated Certificate of Incorporation of 89bio, Inc.

3.2	Fourth Amended and Restated Bylaws of 89bio, Inc.

10.1	Form of Transaction Bonus Letter Agreement.

104	Cover Page Interactive Date File (embedded within the Inline XBRL document)

*

Certain exhibits and schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted exhibit or schedule to the SEC upon request; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any schedule so furnished.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

89bio, Inc.

Date: October 30, 2025	By:	/s/ Rohan Palekar
	Name:	Rohan Palekar
	Title:	Chief Executive Officer